EXHIBIT 10.4     Global Health Trax Correspondence dated April 25, 2002

                          GLOBAL HEALTH TRAX LETTERHEAD

April 25, 2002
Attorney Brenda Hamilton's Office
Fax No. 561-416-2855
Attn: Lisa Steil
Dear Ms. Steil:
Thank you for your inquiry regarding Mr. Edward Siceloff's account with us. The name on Mr. Siceloff's account has been changed to World Health Alternatives,
Inc. effective today.

Cordially,
/s/ Shanna Denfeld
Shanna Denfeld
Manager
Customer Service and Sales

                       12305 Poway Road * Poway, CA 92064
                       (858) 513.1150 * Fax (800) 673.4883
                  ght@usinternet.com * www.globalhealthtrax.com